UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2020

NantKwest, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37507	43-1979754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3530 John Hopkins Court San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 633-0300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NK	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On December 21, 2020, NantKwest, Inc., a Delaware corporation (“NantKwest”), ImmunityBio, Inc., a Delaware corporation (“ImmunityBio”), and Nectarine Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of NantKwest (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, under the terms and subject to the conditions contained therein, the merger of Merger Sub with and into ImmunityBio (the “Merger”), with ImmunityBio surviving the Merger as a wholly owned subsidiary of NantKwest. The Merger Agreement was approved by the Board of Directors of NantKwest based upon the unanimous recommendation of a special committee of independent and disinterested directors of NantKwest (the “Special Committee”).

Under the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.001 per share of ImmunityBio (each an “ImmunityBio Share”), that is issued and outstanding immediately prior to the Effective Time (subject to certain exceptions as set forth in the Merger Agreement) shall be automatically converted into the right to receive 0.8190 (the “Exchange Ratio”) newly issued shares of common stock, par value $0.0001 per share, of NantKwest (“NantKwest Common Stock”), with cash paid in lieu of any fractional shares. Dr. Patrick Soon-Shiong serves as Chairman and Chief Executive Officer of ImmunityBio and he and his affiliates own more than 80% of ImmunityBio’s fully-diluted equity.

Upon completion of the Merger, (i) each outstanding option to purchase ImmunityBio Shares (each, an “ImmunityBio Option”) will be converted into an option, on the same terms and conditions applicable to such ImmunityBio Option immediately prior to the Effective Time, to purchase a specified number of shares of NantKwest Common Stock with an adjusted exercise price, each calculated pursuant to the terms of the Merger Agreement, (ii) each outstanding restricted stock unit award of ImmunityBio (each, an “ImmunityBio RSU Award”) will be converted into an award of NantKwest restricted stock units covering a number of shares of NantKwest Common Stock (rounded to the nearest whole share) equal to the product of (x) the number of ImmunityBio Shares subject to such ImmunityBio RSU Award immediately prior to the Effective Time multiplied by (y) the Exchange Ratio, and (iii) each outstanding warrant to purchase ImmunityBio Shares will be converted into a warrant, on the same terms and conditions applicable to such ImmunityBio Warrant, to purchase a specified number of shares of NantKwest Common Stock at an adjusted exercise price, each calculated pursuant to the terms of the Merger Agreement.

The completion of the Merger is subject to the satisfaction of various closing conditions, including, among others: (i) approval of the stockholders of ImmunityBio; (ii) approval of the issuance of the shares of NantKwest Common Stock in the Merger by the stockholders of NantKwest (the “Share Issuance”); (iii) that holders of NantKwest Common Stock (other than Cambridge Equities, LP, Chan Soon-Shiong Family Foundation and Dr. Patrick Soon-Shiong and their respective affiliates and the directors and executive officers of NantKwest and ImmunityBio) vote to approve the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger; (iv) the absence of any court or other governmental entity of competent jurisdiction having issued, enforced or entered an order or enacted, issued, promulgated or enforced any law that is in effect and restrains, enjoins, makes illegal or otherwise prohibits consummation of the Merger; (v) the U.S. Securities and Exchange Commission (the “SEC”) having declared effective the Form S-4 registration statement of NantKwest, which will contain the joint proxy and consent solicitation statement of NantKwest and ImmunityBio in connection with the Merger; (vi) the approval for listing of the Share Issuance on The Nasdaq Global Select Market (“Nasdaq”); and (vii) the representations and warranties of the parties being true and correct subject to certain materiality qualifications and all covenants of the parties having been complied with in all material respects.

The Merger Agreement contains representations and warranties customary for transactions of this type. In addition, NantKwest and ImmunityBio have agreed to various customary covenants and agreements, including, among others, to conduct their and their respective subsidiaries’ businesses in the ordinary course during the period between the execution of the Merger Agreement and the Effective Time and not to engage in certain kinds of transactions during this period.

NantKwest and ImmunintyBio also have agreed to customary restrictions on their ability to solicit alternative acquisition proposals from third parties and engage in discussions or negotiations with third parties regarding acquisition proposals, subject to certain exceptions. Each of the ImmunityBio Board of Directors, the NantKwest Board of Directors (acting upon the recommendation of the Special Committee) or the Special Committee may change its recommendation in certain circumstances described in the Merger Agreement.

The Merger Agreement may be terminated, among other circumstances, by either party if the Merger is not consummated by September 20, 2021. The Merger Agreement also provides that, in connection with the termination of the Merger Agreement under specified circumstances, including termination by NantKwest or ImmunityBio to accept and enter into an agreement with respect to a superior proposal, (i) in the case of a termination by ImmunityBio, ImmunityBio will be required to pay NantKwest a termination fee in the amount of approximately $87.6 million and (ii) in the case of a termination by NantKwest, NantKwest will be required to pay ImmunityBio a termination fee in the amount of approximately $34.1 million.

For U.S. federal income tax purposes, the Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete, and is qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about NantKwest, ImmunityBio or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement and are qualified by information in confidential disclosure schedules provided by each of NantKwest and ImmunityBio in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between NantKwest and ImmunityBio rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about NantKwest or ImmunityBio.

Voting Agreements

In connection with the execution of the Merger Agreement, NantKwest and ImmunityBio have entered into voting agreements with certain NantKwest stockholders, collectively owning approximately 64.4% of the outstanding NantKwest Common Stock as of the date of the Merger Agreement, pursuant to which they agreed, among other things, to vote their shares in favor of the Share Issuance. Also in connection with the execution of the Merger Agreement, NantKwest and ImmunityBio have entered into voting agreements with certain ImmunityBio stockholders, collectively owning approximately 88.9% of the outstanding ImmunityBio Shares as of the date of the Merger Agreement, pursuant to which they agreed, among other things, to vote their ImmunityBio Shares in favor of adoption of the Merger Agreement and the transactions contemplated thereby (including the Merger) as promptly as practicable, and in any event within two (2) Business Days after the Form S-4 is declared effective by the SEC.

The foregoing descriptions of the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the Voting Agreements, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements relating to the proposed transaction involving NantKwest and ImmunityBio. Statements in this report that are not statements of historical fact are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “continues”, “could”, “estimates,” “expects,” “intends,” “may,” “plans,” “potential”, “predicts”, “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of NantKwest’s management as well as assumptions made by and information currently available to NantKwest. Such statements reflect the current views of NantKwest with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about NantKwest and ImmunityBio, including, without limitation, (i) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, (ii) uncertainty as to the timing of completion of the proposed transaction, (iii) potential adverse effects or changes to relationships with employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction, (iv) the outcome of any legal proceedings that may be instituted against the parties and others related to the Merger Agreement, (v) possible disruptions from the proposed transaction that could harm NantKwest’s or ImmunityBio’s respective business, including current plans and operations, (vi) unexpected costs, charges or expenses resulting from the proposed transaction, (vii) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction, including the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period, (viii) the ability of each of NantKwest or ImmunityBio to continue its planned preclinical and clinical development of its respective development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (ix) inability to retain and hire key personnel, and (x) the unknown future impact of the COVID-19 pandemic delay on certain clinical trial milestones and/or NantKwest’s or ImmunityBio’s operations or operating expenses. More details about these and other risks that may impact NantKwest’s business are described under the heading “Risk Factors” in NantKwest’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the SEC and in subsequent filings made by NantKwest with the SEC, which are available on the SEC’s website at www.sec.gov. NantKwest cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. NantKwest does not undertake any duty to update any forward-looking statement or other information in this communication, except to the extent required by law.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

In connection with the proposed transaction, NantKwest intends to file a registration statement on Form S-4 with the SEC, which will include a prospectus and joint proxy / solicitation statement of NantKwest and ImmunityBio (the “solicitation statement/prospectus”). NantKwest may also file other documents regarding the proposed transaction with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is not intended to be, and is not, a substitute for such filings or for any other document that NantKwest may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND SOLICITATION STATEMENT / PROSPECTUS, WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and solicitation statement/prospectus and other documents filed with the SEC by NantKwest through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the prospectus and other documents filed with the SEC on NantKwest’s website at www.ir.nantkwest.com.

Participants in the Solicitation

NantKwest and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of NantKwest in connection with the proposed transaction under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of NantKwest in NantKwest’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020, as well as its other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the registration statement, solicitation statement / prospectus and other relevant materials to be filed with the SEC by NantKwest regarding the proposed transaction (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from NantKwest using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated December 21, 2020, by and among NantKwest, Inc., ImmunityBio, Inc. and Nectarine Merger Sub, Inc. (1)

10.1	Voting Agreement, dated as of December 21, 2020, by and among ImmunityBio, Inc., NantKwest, Inc., and the NantKwest, Inc. stockholders party thereto

10.2	Voting Agreement, dated as of December 21, 2020, by and among NantKwest, Inc., ImmunityBio, Inc. and the ImmunityBio, Inc. stockholders party thereto

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)

Schedules have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. NantKwest agrees to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that NantKwest may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NantKwest, Inc.

Date: December 22, 2020	By:	/s/ Richard Adcock
	Name:	Richard Adcock
	Title:	Chief Executive Officer